Symetra DFA U.S. CORE Equity Fund
Summary Prospectus

May 18, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.symetra.com/funds.  You may also obtain this information at no cost by calling 1-800-SYMETRA (1-800-796-3872).  The Fund's Prospectus and Statement of Additional Information dated May 18, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Symetra DFA U.S. CORE Equity Fund (the “U.S. CORE Equity Fund” or the “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. CORE Equity Fund.  The expenses shown in the table and in the example that follow do not reflect additional fees and expenses that will be applied at the variable annuity or variable life insurance contract level.  If those additional fees and expenses were included, overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.42%
Other Expenses(1)	1.41%
Acquired Fund Fees and Expenses(1)	0.07%
Total Annual Fund Operating Expenses	1.90%
Less: Fee Waiver and Expense Reimbursement(2)	(1.33%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.57%
(1)	“Other expenses” and acquired fund fees and expenses (“AFFE”) are each based on estimated amount for the current fiscal year.
(2)
Symetra Investment Management, Inc. (the “Adviser”) has contractually agreed to waive 0.05% of its management fee (the “Fee Waiver”) and also agreed to pay Fund expenses in order to limit the Fund’s Other Expenses (excluding interest, taxes, brokerage commissions, capitalized expenditures, expenses related to short sales, expenses related to directed brokerage arrangements, AFFE, and extraordinary expenses) to 0.13% of the average daily net assets of the U.S. Core Equity Fund (the “Expense Cap”).  The Fee Waiver and the Expense Cap will remain in effect through at least April 30, 2013, and may be terminated before then only by the Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, as long as the Fund can make the repayment while remaining within its Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the U.S. CORE Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap and Fee Waiver only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$58	$467

Portfolio Turnover
The U.S. CORE Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  No portfolio turnover rate is presented for the Fund because it had not commenced operations as of the date of this Prospectus.

Principal Investment Strategies of the Fund
Under normal market conditions, the U.S. CORE Equity Fund pursues its objective by investing at least 80% of its net assets in a broad and diverse group of exchange-traded equity securities of U.S. issuers, or other investment companies advised by the sub-adviser that invest in such issuers (the “Underlying Funds”), with an emphasis on value stocks and small capitalization securities, relative to their representation in the U.S. Universe, as defined below.  Although the Fund invests in securities of companies in all market sectors and capitalization ranges, it usually is underweighted in the largest growth companies relative to the universe of exchange-traded equity securities of U.S. issuers (“U.S. Universe”).  (For this purpose, a growth company is generally one that has a low book value relative to the market capitalization of its stock, whereas a value company is generally one that has a high book value relative to the market capitalization of its stock.  The Sub-Adviser also may characterize a company as growth or value using other measures such as price-to-cash flow or price-to-earnings ratios, or other factors such as economic conditions or developments in the issuer’s industry.)  The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.

In order to implement the U.S. Core Equity Fund’s investment strategies in a cost-effective manner and achieve greater diversification than the Fund could otherwise economically achieve given its asset size, the U.S. CORE Equity Fund may invest anywhere between 0% and 40% of its assets in Underlying Funds.  Initially, the U.S. CORE Equity Fund may invest in one or more Underlying Funds that purchase a broad and diverse portfolio of exchange-traded equity securities of U.S. issuers.  These Underlying Funds may emphasize small capitalization companies, value companies, or both types of companies.

The U.S. CORE Equity Fund may take long positions in futures contracts on stock indices and options on such futures contracts, as well as swap agreements and other derivatives in order to obtain market exposure for cash and cash equivalents in its portfolio, but otherwise will not invest in derivatives.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the U.S. CORE Equity Fund.  The following additional risks could affect the value of your investment:

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Derivatives Risk. Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the U.S. CORE Equity Fund or an Underlying Fund uses derivatives, the Fund will be directly exposed to the risks of that derivative.  Derivative securities are subject to a number of risks including liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund or an Underlying Fund could lose more than the principal amount invested.

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Management Risk.  The U.S. CORE Equity Fund and the Underlying Funds are subject to management risk because they are actively managed portfolios.  The portfolio managers’ management practices, investment strategies, and choice of investments might not work to produce the desired results and the Fund or an Underlying Fund might underperform other comparable funds.

•
Market Risk. The prices of the securities in which the U.S. CORE Equity Fund or an Underlying Fund invests may decline for a number of reasons including in response to economic or political developments and perceptions about the creditworthiness of individual issuers or other issuer-specific events.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

•
New Fund Risk.  The U.S. CORE Equity Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.  If the Fund does not grow to or maintain an economically viable size the Board may consider various alternatives, including the liquidation of the Fund or the merger of the Fund into another mutual fund.

•
Other Investment Companies Risk. The investment performance of the U.S. CORE Equity Fund will be affected by the investment performance of the Underlying Funds in which the U.S. CORE Equity Fund invests. The ability of the U.S. CORE Equity Fund to achieve its investment objective will depend in part on the ability of the Underlying Funds to meet their investment objectives and on the Sub-Adviser’s decisions regarding the portion of the U.S. CORE Equity Fund’s assets that are allocated to the Underlying Funds.  The U.S. CORE Equity Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the U.S. CORE Equity Fund or any Underlying Fund will be achieved.

•
Smaller Capitalization Companies Risk.  Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies.  In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments.  The stocks of smaller capitalization companies tend to be less liquid and have less trading volume than stocks of larger capitalization companies and this could make it difficult to sell securities of smaller capitalization companies at a desired time or price.  As a result, small company stocks may fluctuate relatively more in price.  Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller-capitalization companies underperform.

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Value Investing Risk. Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the U.S. CORE Equity Fund or an Underlying Fund to at times underperform equity funds that use other investment strategies.

Performance
When the U.S. CORE Equity Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.symetra.com/funds or by calling the Fund toll-free at 1-800-SYMETRA (1-800-796-3872).

Management
Investment Advisers:  Symetra Investment Management, Inc. (the “Advisor”) is the investment adviser of the U.S. CORE Equity Fund.  Dimensional Fund Advisors, LP serves as sub-adviser to the Fund.

Portfolio Managers: The Fund is team-managed by the portfolio managers listed below:
Name	Title with Dimensional Fund Advisors, LP	Managed the Fund Since
Joseph H. Chi, CFA	Senior Portfolio Manager and Vice President	Inception (May 2012)
Jed S. Fogdall	Senior Portfolio Manager and Vice President	Inception (May 2012)
Henry F. Gray	Head of Global Equity Trading and Vice President	Inception (May 2012)

Purchase and Sale of Fund Shares
The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Symetra Life and certain of its insurance company affiliates.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable annuity or variable life insurance contract (“Variable Contract”) through which you invest.

Tax Information
Under current law, owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the Variable Contract. For information concerning the federal tax consequences to the purchasers of a variable annuity contract, see the prospectus or other disclosure document for such Variable Contract.

Payments to Financial Intermediaries
None of the Trust, the Adviser, the Sub-Advisers, or the Distributor pay compensation to any party in connection with the sale or distribution of Trust shares or the Variable Contracts.  Neither do these parties direct portfolio transactions for the Fund to any broker-dealer or other party as compensation for promotion of the Trust or the Fund, or for sales or distribution of Trust shares or Variable Contracts.  Symetra Life and its affiliated life insurance companies, however, pay compensation of various types and amounts to intermediaries for the sale and/or distribution of the Variable Contracts and for various services to owners and prospective owners of the Variable Contracts, or to annuitants or beneficiaries under the Contracts.  These payments may cause an intermediary to recommend the Variable Contracts over another investment.  The Prospectus or offering memorandum for a Variable Contract provides information about such compensation.